PRUDENTIAL MYROCK ADVISOR VARIABLE ANNUITY

PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated November 21, 2024
to Prospectus dated May 1, 2024
This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and Statement of Additional Information. If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.
This Supplement describes changes to the variable investment options available in your Annuity.

Portfolio Name Changes:
Effective on or about November 15, 2024, all references to certain Portfolios of DFA Investment Dimensions Group Inc. were changed as follows:

Current Portfolio Name	New Portfolio Name
VA Global Bond Portfolio	Dimensional VA Global Bond Portfolio
VA Global Moderate Allocation Portfolio	Dimensional VA Global Moderate Allocation Portfolio
VA International Small Portfolio	Dimensional VA International Small Portfolio
VA International Value Portfolio	Dimensional VA International Value Portfolio
VA Short-Term Fixed Portfolio	Dimensional VA Short-Term Fixed Portfolio
VA U.S. Large Value Portfolio	Dimensional VA U.S. Large Value Portfolio
VA U.S. Targeted Value Portfolio	Dimensional VA U.S. Targeted Value Portfolio

If you have any questions or would like another copy of the current Annuity or Fund Prospectuses, please call us at 1-888-PRU-2888.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
MYROCKSUP3-N4